Exhibit 99.1
INSTRUCTIONS FOR USE OF BANKATLANTIC BANCORP, INC.
SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT GEORGESON, INC. OR YOUR BANK OR BROKER
AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by BankAtlantic Bancorp, Inc., a Florida corporation (the “Company”), to the holders of its Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock,” and together with Class A Common Stock, “Common Stock”), as described in the Company’s prospectus dated July 8, 2008, and accompanying prospectus supplement, dated August 28, 2009 (collectively, the “Prospectus”). Holders of record of Common Stock at the close of business on August 24, 2009 (the “Record Date”) will receive 4.441 subscription rights for each share of Common Stock held by them as of the close of business on the Record Date. Subscription rights exercisable to purchase up to an aggregate of 50,000,000 shares of Class A Common Stock are being distributed in connection with the Rights Offering.

Each whole subscription right is exercisable, upon payment of $2.00 (the “Subscription Price”), to purchase one share of Class A Common Stock (the “Subscription Right”). No fractional subscription rights or cash in lieu thereof will be issued or paid. The total number of subscription rights issued to each shareholder will be rounded up to the next largest whole number.

The subscription rights will expire at 5:00 p.m., New York City time, on September 29, 2009 (unless extended in the sole discretion of the Company)(as it may be extended, the “Expiration Date”).

The number of subscription rights to which you are entitled is printed on page 1 of your subscription rights certificate. You should indicate your wishes with regard to the exercise of your subscription rights by completing the appropriate sections of your subscription rights certificate and returning the subscription rights certificate to the Subscription Agent in the envelope provided.

COMPUTERSHARE TRUST COMPANY, N.A., THE SUBSCRIPTION AGENT, MUST RECEIVE YOUR COMPLETED SUBSCRIPTION CERTIFICATE OR YOUR NOTICE OF GUARANTEED DELIVERY ON OR BEFORE THE EXPIRATION DATE. IN ADDITION, THE SUBSCRIPTION AGENT MUST RECEIVE PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, FOR ALL SUBSCRIPTION RIGHTS EXERCISED ON OR BEFORE THE EXPIRATION DATE.

1. Subscription Rights.  To exercise subscription rights, properly complete and execute your subscription rights certificate and send it, together with payment in full of the subscription price for each share of Class A Common Stock subscribed for pursuant to the Subscription Rights, to Computershare Trust Company, N.A. Delivery of the subscription rights certificate must be made by mail, express mail or overnight courier. FACSIMILE DELIVERY OF THE SUBSCRIPTION RIGHTS CERTIFICATE WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE VALID DELIVERY. All payments must be made in United States dollars by (a) check or bank draft (cashier’s check) drawn on a U.S. bank or money order payable to “Computershare Trust Company, N.A. acting as Subscription Agent for BankAtlantic Bancorp, Inc.” or (b) wire transfer of immediately available funds to the account maintained by the Subscription Agent for such purpose specified in the subscription rights certificate. The Subscription Price will be deemed to have been received by the Subscription Agent under the conditions described in the paragraph below entitled “Acceptance of Payments.”

Nominee Holders.  Banks, brokers, trusts, depositaries or other nominee holders of the subscription rights who exercise the subscription rights on behalf of beneficial owners of subscription rights will be required to certify to the Subscription Agent and the Company, on a Nominee Holder Certification Form, as to the aggregate number of subscription rights that have been exercised by each beneficial owner of subscription rights on whose behalf such nominee holder is acting.

Acceptance of Payments.  Payments will be deemed to have been received by the Subscription Agent only upon (a) the clearance of any uncertified check, (b) the receipt by the Subscription Agent of any certified check or bank draft (cashier’s check) drawn on a U.S. bank or money order or (c) immediately available funds transferred through a wire transfer. IF PAYING BY UNCERTIFIED PERSONAL CHECK, PLEASE NOTE THAT THE FUNDS PAID THEREBY MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR FOLLOWING RECEIPT BY THE SUBSCRIPTION

AGENT. ACCORDINGLY, HOLDERS OF SUBSCRIPTION RIGHTS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED PERSONAL CHECKS ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT THE SUBSCRIPTION AGENT RECEIVES CLEARED PAYMENT BY SUCH DATE. YOU ARE URGED TO CONSIDER PAYMENT BY MEANS OF A CERTIFIED CHECK, BANK DRAFT (CASHIER’S CHECK) OR MONEY ORDER.

Procedures for Guaranteed Delivery of a Subscription Certificate.  If you are unable to deliver a properly completed subscription rights certificate to the Subscription Agent on or before the Expiration Date, you may cause a written guarantee of delivery substantially in the form available from the Subscription Agent (the “Notice of Guaranteed Delivery”), from a commercial bank, trust company, securities broker or dealer, credit union, savings association or other eligible guarantor institution which is a member of or a participant in a signature guarantee program acceptable to the Subscription Agent, to be received by the Subscription Agent on or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of subscription rights represented by your subscription rights certificate and the number of subscription rights being exercised pursuant to the Subscription Rights. A Notice of Guaranteed Delivery will guarantee the delivery of your properly completed and executed subscription rights certificate within three (3) business days following the date of the execution of the Notice of Guaranteed Delivery. If this procedure is followed, the Subscription Agent must receive your subscription rights certificate within three (3) business days of the date of execution of the Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent at the address, or by calling the telephone number, indicated below.

Banks, brokers and other nominee holders of subscription rights who exercise subscription rights on behalf of beneficial owners of subscription rights will be required to certify to the Subscription Agent and to the Company as to the aggregate number of the Subscription Rights that have been exercised by each beneficial owner of subscription rights on whose behalf such nominee holder is acting, by each beneficial owner of subscription rights (including such nominee itself) on whose behalf such nominee holder is acting.

Contacting the Subscription Agent and Information Agent.  The Subscription Agent for the Rights Offering is Computershare Trust Company, N.A. You may contact the Subscription Agent at the addresses and telephone and facsimile numbers as follows:

By Mail:

Computershare
c/o Voluntary Corporate Actions
P.O. Box 43011
Providence, RI 02940-3011

By Express Mail or Overnight Courier:

Computershare
c/o Voluntary Corporate Actions
Suite V, 250 Royall Street
Canton, MA 02021

By Facsimile Transmission:

(617) 360-6810
Confirm by telephone to:
(781) 575-2332

The Information Agent for the Rights Offering is Georgeson Inc. The address and telephone numbers of the Information Agent for inquiries, information or requests for additional documentation are as follows:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10038
Shareholders: 888-219-8320
Banks and Brokers: 212-440-9800

Partial Exercises; Effect of Over- and Underpayments.  If you exercise less than all of the subscription rights evidenced by your subscription rights certificate, the Subscription Agent will issue to you a new subscription rights certificate evidencing the unexercised subscription rights upon your request. However, if you choose to have a new subscription rights certificate sent to you, you may not receive any such new subscription rights certificate in sufficient time to permit exercise of the subscription rights evidenced thereby.

If you have not indicated the number of subscription rights being exercised, or if you do not deliver the dollar amount sufficient to purchase the number of shares subscribed for, you will be deemed to have exercised the subscription rights with respect to the maximum number of whole subscription rights which may be exercised for the Subscription Price payment you deliver.

Sale or Transfer of Rights.  The subscription rights are not transferable in any way, except to affiliates of the recipient and except by operation of law. Evidence satisfactory to the Company that any such permitted transfer is proper must be delivered by mail, express mail or overnight courier or by hand to the Subscription Agent at the address specified in these instructions prior to the Expiration Date.

2. Delivery of Stock Certificates.  The following deliveries and payments will be made to the address shown on the face of your subscription rights certificate, unless you provide instructions to the contrary in your subscription rights certificate.

(a) Subscription Rights.  As soon as practicable after the Expiration Date and the valid exercise of subscription rights, the Subscription Agent will mail to each exercising subscription rights holder certificates representing shares of Class A Common Stock purchased pursuant to the Subscription Rights.

(b) Excess Cash Payments.  As soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will mail to each subscription rights holder any excess amount, without interest or deduction, received in payment of the Subscription Price.

3. To Have a Subscription Certificate Divided into Smaller Denominations.  To have a subscription rights certificate divided into certificates for smaller numbers of subscription rights, send your subscription rights certificate, together with complete instructions (including specification of the whole number of subscription rights you wish to be evidenced by each new subscription rights certificate) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new subscription rights certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such actions on your behalf. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you may not receive such new subscription rights certificates in time to enable you to complete an exercise by the Expiration Date. Neither the Company nor the Subscription Agent will be liable to you for any such delays.

4. Execution.

(a) Execution by Registered Holder.  The signature on the subscription rights certificate must correspond with the name of the registered holder exactly as it appears on the face of the subscription rights certificate without any alteration or change whatsoever. Persons who sign the subscription rights certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority so to act.

(b) Execution by Person Other than the Registered Holder.  If the subscription rights certificate is executed by a person other than the holder named on the face of the subscription rights certificate, proper evidence of authority of the person executing the subscription rights certificate must accompany the same unless the Subscription Agent, in its discretion, dispenses with proof of authority.

(c) Signature Guarantees.  Your signature must be guaranteed by an Eligible Guarantor Institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, if you specify special issuance or delivery instructions.

5. Method of Delivery.  The method of delivery of subscription rights certificates and the payment of the Subscription Price to the Subscription Agent will be at the election and risk of the subscription rights holder. If sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent prior to the Expiration Date.

6. Special Provisions Relating to the Delivery of Subscription Rights through Depository Facility Participants.  In the case of holders of subscription rights that are held of record through The Depository Trust Company (“DTC”), exercises of the subscription rights may be effected by instructing DTC to transfer subscription rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with payment of the Subscription Price for each share of Class A Common Stock subscribed for pursuant to the subscription rights.

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